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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington,  D.C.  20549



                                      FORM 8-K


Date of report (Date of earliest event reported):      August 7, 1998
                                                     ---------------------

                            AFTERMARKET TECHNOLOGY CORP.
                            ----------------------------
               (Exact Name of Registrant as Specified in Its Charter)



             Delaware                    0-21803               95-4486486
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   (State or Other Jurisdiction        (Commission         (I.R.S. Employer
       of Incorporation or             File Number)       Identification No.)
          Organization)


900 Oakmont Lane - Suite 100, Westmont, IL                      60559
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's Telephone Number, Including Area Code:         (630) 455-6000
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                            AFTERMARKET TECHNOLOGY CORP.

                                    FORM 8-K

ITEM 5.   OTHER EVENTS.

       On August 7, 1998, Stephen J. Perkins, Chairman of the Board, President and Chief Executive Officer of Aftermarket Technology Corp. (the "Company") and John C. Kent, Chief Financial Officer of the Company, conducted a telephonic conference with securities analysts during which the following information was disclosed:

REMANUFACTURED TRANSMISSIONS FOR INDEPENDENT AFTERMARKET

       The Company is in the process of establishing a production line to remanufacture transmissions for sale to transmission repair shops. The Company has received orders from AAMCO Transmissions and expects to begin shipping product in the next 60 days. This will mark the first time that the Company has sold remanufactured transmissions to the independent aftermarket (as opposed to sales to original equipment manufacturers ("OEMs")). Management estimates that sales of these transmissions will be between $15 million to $20 million in 1999.

OEM BUSINESS FOR BALANCE OF 1998

       Management expects sales to OEM customers during each of the third and fourth quarters of 1998 to be approximately 4%-5% higher than its sales to OEMs during the second quarter of 1998. Sales during the third and fourth quarters will for the first time include sales of rear wheel drive transmissions to Chrysler.

1998 EARNINGS PER SHARE ESTIMATE

       Management estimates that the Company's earnings per diluted share for fiscal 1998, before an extraordinary item recorded in the first quarter and special charges incurred in the second quarter, will be approximately $1.25. The number of shares used in this estimate is 21.3 million.

                           FORWARD LOOKING STATEMENT NOTICE

       The above paragraphs contain forward-looking statements that involve risks and uncertainties because such statements are based upon assumptions as to future events that may not prove to be accurate. There can be no assurance that actual results will not differ materially from those projected or implied by such statements. The factors that could cause actual results to differ are discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 1998 and other filings made by the Company with the Securities and Exchange Commission.
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                                      SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        AFTERMARKET TECHNOLOGY CORP.

Dated:  August 10, 1998

                                        By: /s/ Joseph Salamunovich
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                                             Joseph Salamunovich
                                             Vice President